TRANSFER OF RIGHTS AND OBLIGATIONS, OBJECT OF THE EXPLORATION CONTRACT WITH SALES-PURCHASE OPTION OF MINING CONCESSION TITLES CELEBRATED ON ONE HAND BY A) MINEROMETALÚRGICA SAN MIGUEL, S. DE R. L. DE C. V., REPRESENTED IN THIS ACT BY MR. ALAIN BUREAU, IN HIS CHARACTER AS LEGAL REPRESENTATIVE (THE “GRANTOR”) AND, ON THE OTHER BY, B) CORPORACIÓN AMERMIN, S. A. DE C.V., LIKEWISE REPRESENTED IN THIS ACT BY MR. RAMIRO TREVIZO LEDEZMA IN HIS CHARACTER AS SOLE ADMINISTRATOR AND LEGAL REPRESENTATIVE (THE “GRANTEE”), AND ALSO APPEARING MR. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ, PER HIS OWN RIGHT, JOINTLY NAMED AS THE “PARTIES”, IN ACCORDANCE TO THE FOLLOWING PREVIOUS RECORDS, DECLARATIONS AND CLAUSES:

PREVIOUS RECORDS

I.

On the 26th November 2007, the  GRANTOR celebrated and Exploration

Contract with sales-purchase option on Mining Concessions Titles with   CRESENCIO ENRIQUE ARMENTS HERNÁNDEZ, and an appearing party   to this instrument and agreeing to receive in exchange as counterplea an amount   total of $200,000.00 Dollars (Two hundred thousand Dollars 00/100 in United   States Currency) to be paid in accordance with a scheduled agreement of   payments to such an effect (the CONTRACT). Ordinary copy of said document   is attached to this present instrument as Annex I;

II.

The subscription of the CONTRACT by the PARTIES was ratified on the 28th

November 2007 before testimony of Mr. Fernando Rodríguez García, Attorney,   ascribed to Notary Public number 9 of the Morelos Judicial District, State of   Chihuahua, and acting as Notary Public er license of the Office’s Title Holder   Mr. Francisco de Asís García Ramos, and the respective act was inscribed in the   Book of Acts Out of Protocol under number 25,593, Volume 22 on same date.

III.

On the other hand, on the 14th March 2008, Pershimco Resources Inc, the

GRANTOR, Tara Gold Resources Corp., and the GRANTEE celebrated an   agreement by virtue of which, among other terms and conditions, it was agreed    to cede in favor of the GRANTEE the rights that the GRANTOR holds   regarding the mining concessions described following (the CONCESSIONS):

LOT	TITLE	SURFACE	LOCATION
Mariana	229,483	0.8062 Hectares	Álamos, Sonora
El Mézquite	227,173	275.2012 Hectares	Quiriego, Sonora

IV.

Consequent from the above, the GRANTOR agreed to cede the rights and

obligations derived from the CONTRACT in favor of the GRANTEE,   continuing in consequence to the subscription of this present contract.

DECLARATIONS

I.

The GRANTOR, through the offices of its legal representative and under oath of stating the truth, declares, that;

1) It is Mexican mercantile society, specifically a Stock Company with Varying

Amount of Capital, duly established and operating in accordance with the   current and applicable legislation of the United States of Mexico as is witnessed   in Public Writ number 3,872, granted on the 2nd June 2005 before testimony of   Mrs. Karla Alejandra Prieto Carrillo, Attorney, at that time ascribed to Public   Notary number 9 of the Morelos Judicial District, State of Chihuahua, per   license of its Title Holder. Mr. Francisco de Asís García Ramos, Attorney, and   instrument that was duly inscribed in the Public Registry of Property and   Commerce of said District under electronic mercantile folio number 22328*10,   and registered under numeral 247, on fron page 124 of Volume XXXIX of the   Book of Mining Societies of the Public Registry of Mines on the 13th July 2007,   and reason why he enjoys the sufficient and necessary personality to intervene in   this present judicial act;

2) He is endowed with the faculties, powers and necessary and sufficient

mandates to subscribe this present agreement as witnessed in Public Writ   number 32,137, granted on the 3rd May 2004 before testimony of Mr. Armando   Herrera Acosta, Attorney and Notary Public number 12 for the Morelos Judicial   District, instrument that is duly inscribed in the Public Registry of Property and   Commerce of said District under electronic mercantile folio number 22328*10,   and same that have not been limited, restrained, suspended or revoked to date,   reason why he enjoys the capacity to subscribe this agreement;

3) He is duly inscribed in the Federal Taxpayers Registry with Fiscal

Identification Certificate MSM-050602-2NA, and to be current to date in his   income tax payments and other contributions that have corresponded to him to   date according to the applicable and current legislation;

4) That by virtue of this CONTRACT he acquired the exploration rights with sale-purchase option on the titles of the CONCESSIONS:

5) The CONCESSIONS are free of any lien, affectation or ownership limitation

and also current with all of the obligations that regarding this kind of   administrative authorizations are indicated in the Mining Law and its Ruling;

6) It is the will of its Administration Board to cede in favor of the GRANTEE

the rights and obligations derived from the CONTRACT, complying in full to   the terms and conditions of this present contract.

II.

The GRANTEE, through the offices of its legal representative and under oath of stating the truth, declares, that;

1) It is Mexican mercantile society, specifically a Stock Company with Varying

Amount of Capital, duly established and operating in accordance with the current and applicable legislation of the United States of Mexico as is witnessed

in Public Writ number 9,311, granted on the 9th August 1995 before testimony or   Mr. José R. Miller Hermosillo, at that time Public Notary number 2 of the   Morelos Judicial District, and instrument that duly inscribed in the Public   Registry of Property and Commerce under electronic mercantile folio number   21164*10, and registered under numeral 58 of Volume XXXIX of the Book of   Mining Societies of the Public Registry of Mines of the 26th May 2006, and   reason why he enjoys the sufficient and necessary personality to intervene in this   present judicial act;

2) He is endowed with the faculties, powers and necessary and sufficient

mandates to subscribe this present agreement as witnessed in the already   described foregoing numeral and same that have not been limited, restrained,   suspended or revoked to date, reason why he enjoys the capacity to subscribe   this agreement;

3) He is duly inscribed in the Federal Taxpayers Registry with Fiscal

Identification Certificate CAM-950810-K77, and to be current to date in his   income tax payments and other contributions that have corresponded to him to   date according to the applicable and current legislation;

4) It is the will of its Administration Board to subscribe this present agreement

with the purpose that the rights derived from the CONCESSIONS be ceded in   his favor complying in full to the terms and conditions of this instrument.

III.

Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ, per his own right

and under oath of stating the truth, declares, that;

1) He is a Mexican citizen, of age, in complete use of his mental and physical

faculties, reason by which he enjoys the necessary and sufficient capacity to   subscribe this present contract, and;

2) It is his free will to subscribe this present Contract with the purpose of

expressly granting his consent for the GRANTOR to cede in favor of the   GRANTEE the rights derived from the CONTRACT, complying in full to the   terms and conditions of this instrument.

IV.

Both PARTIES declare, through their respective legal representatives the first

two parties and per his own right the last one, under oath of stating the truth, that   they assist to the subscription of this present document in good faith, free of any   deceit, error, violence or any other vitiation in their consent with the purpose of   committing themselves accordingly to the following:

CLAUSES

FIRST. OBJECT: Complying with article 2,029 of the Federal Civil Code of complementary application and in accord with article 23, last paragraph of the Mining

Law, as well with the 2nd article of the Code of Commerce, by virtue of the subscription of this present contract, the GRANTOR transfers gratuitously and definitely in favor of the GRANTEE, the totality of the rights and obligations derived from the CONTRACT and to such an effect, enjoying the full and express consent of Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ, appearing party in this present judicial act.

SECOND. SUBSISTENCE OF THE CONTRACT: PARTIES expressly convene that the subscription of this present agreement will not affect in any manner the terms and conditions contained in the CONTRACT, the GRANTEE taking to his stead the position of GRANTOR as of this date for all purposes that might arise, and liberating the GRANTOR from any responsibility that might derive itself from the CONTRACT.

Stemming from the above, the GRANTEE commits himself to keep complying with the schedule of payments contained in the CONTRACT in addition of honoring the remaining obligations included in same and complying to the terms and conditions agreed upon by the original parties.

Thus, Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ relieves as of this moment the GRANTOR from any responsibility that might derive itself from the execution of the CONTRACT as of the date of this present instrument, it being that the GRANTEE will be the subject obliged to terminate with the execution of same for all legal effects that might take place.

THIRD. ADMINISTRATIVE OBLIGATION: The GRANTEE expressly commits himself to keep the CONCESSIONS current complying to such and effect with the paper work and payments of the corresponding rights, and subjecting himself to the general dispositions and Mexican official standards of the Metallurgical and Mining Industry as per article 27 of the Mining Law, among others applicable, its Ruling and others of the applicable and current legislation.

FOURTH. FORMALIZATION OF THE TRANSFER OF RIGHTS AND OBLIGATIONS: The PARTIES commit themselves to ratify before Public Notary or Public Broker at the earliest convenience this present document with the purpose that same be inscribed in the Public Registry of Mines, a dependency of the Secretary of the Economy, as well as to proceed to the accomplishment of any added administrative paperwork that be required as per articles 2,034, fraction III of the Federal Civil Code, 46, fraction VI, 47 of the Mining Law, 83, last paragraph of the Mining Law’s Ruling and other application and current in the legislation. The totality of expenditures related with the compliance of this present clause will be charged to the GRANTEE.

FIFTH. CONFIDENTIALITY: PARTIES expressly commit themselves to keep the totality of past, present and future information related to this instrument in a confidential character, and extending same obligation to whomever it may b disclosed to, either a corporation or an individual.

The PARTY recipient of confidential information must limit the access to it to its representatives or employees that, under a justified and reasonable cause, may request access to such information. In such cases, PARTIES must commit these individuals to the same confidentiality obligations as was extended to any to whom such information was disclosed.

For purposes of this present clause, the following will not be considered confidential information: 1. Information that might have been legitimately known and obtained by the recipient PARTY prior to the subscription of this contract; 2. Information that may be to date or in the future considered as public domain, if and ever such consideration, did not derive from a non compliance by any of the PARTIES to the stipulations of this clause, or 3) Information that must be disclosed to according to law per an administration or judicial mandate issued by competent authorities,  including those of the Stock Market either in the United States of Mexico as well as from abroad.

SIXTH. FISCAL OBLIGATIONS: On being registered and regularized before the Federal Taxpayers Registry as well as current in their income tax payments and other contributions that have corresponded to them to date, PARTIES agree in that each will cover, in separate, tax payments that correspond to them individually in compliance to the terms and conditions of this present instrument, and heeding the applicable and current fiscal legislation, and committing themselves to leave free their counterpart regarding any responsibility that might be imputed to it contrary to this clause by competent authorities.

SEVENTH. ADDRESSES AND CONTACT TELEPHONES: PARTIES agree in that anything related to the execution and compliance to the terms and conditions of this present instrument, as well as to convey any announcement, notification and other communications in relation to same, they state their addresses and telephone numbers to be the following:

THE GRANTOR Avenida de las Industrias 6701-1 Colonia Nombre de Dios C. P. 31110, Ciudad de Chihuauha Estado de Chihuahua, México Phone: 01.614-417-2305	THE GRANTEE Calle Ramón Domínguez 200 Colonia Deportistas C. P. 31125, Ciudad de Chihuahua Estado de Chihuahua, México Phone: 01-614-200-8481

In case of a change of address, PARTIES agree in notifying their counterpart of such a fact with at least 5 (five) natural days notice prior to the date in which the change of address will take place.

EIGHTH. ANNOUNCEMENTS, NOTIFICATIONS AND COMMUNICATIONS: PARTIES agree that any announcement, notification or communication necessary to be given to their counterpart must be done so in writing.

Sending of such documents can be carried out by two means: through ordinary courier delivered on hand or by certificate mail, both with acknowledgment of receipt.

PARTIES likewise agree that announcements, notifications and communications carried out in relation to this present instrument will be in effect on the day of reception. In case such documents include some kind of a term, same will begin to be in effect on the day following in which acknowledgement of receipt if confirmed, independently if that day is able or not.

NINTH. ELEVENTH. PERSONS TO BE IN CONTACT: PARTIES agree that the totality of announcements, notifications and communications necessary to be given to their counterpart derived from the terms and conditions of this present instrument, must be addressed indistinctly to the following persons:

THE GRANTOR ALAIN BUREAU	THE GRANTEE RAMIRO TREVIZO LEDEZMA

In case it be their will to change the contact persons, PARTIES agree in notifying their counterpart of such a circumstance with at least 5 (five) natural days prior notice of the date the change will be in effect. Not complying to this described obligation will imply that announcements, notifications and communications sent and delivered to the original addressees of the PARTY doing the change of contact person will bear all legal effects in favor of the PARTY that was not notified in all opportunity as of the date of delivery and for as long as the non compliance subsists.

TENTH. TOTALITY OF THE CONTRACT: PARTIES accept that this present contract, including the CONTRACT and other attachments as an integral part of same, contain the totality of agreements between them regarding the object, and thus leaving without effect and cancelling the whole of agreements, reports, negotiations, correspondence, commitments and communications carried out previously between them, either in writing or verbal and related with the CONCESSIONS.

ELEVENTH. MODIFICATIONS: The terms and conditions of this resent instrument can only be modified by virtue of the subscription of modifying agreements between the PARTIES. To such agreements must be added, as annexes, ordinary copy of this contract but always searching for a complete interpretation of the terms and conditions that the PARTIES might have agreed on.

TWELFTH. APPLICABLE LAW: This present instrument will abide and will be interpreted in accordance to the Mining Law, its Ruling, the Federal Civil Code and  the Code of Commerce among other applicable and current legal dispositions in the United States of Mexico.

THIRTEENTH. JURISDICTION: In case there may arise any controversy related to the validity, intention, interpretations, execution or compliance of this contract, PARTIES expressly agree to submit same to the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, State of Chihuahua, thus giving up as of this moment any other jurisdiction or privilege that might correspond to them by reason of their current or future addresses, or by any other circumstance.

EXPLORATION CONTRACT WITH SALES-PURCHASE OPTION ON MINING CONCESSIONS TITLES CELEBRATED BY PARTIES A) MR. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ AND BY PARTY B), THE CORPORATION NAMED “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (LIMITED RESPONSIBILITY SOCIETY WITH VARYING AMOUNT OF CAPITAL) REPRESENTED IN THIS ACT BY MR. ALAIN BUREAU, ENGINEER, AND WHICH THEY SUBJECT TO THE FOLLOWING DECLARATIONS AND CLAUSES.

DECLARATIONS

I.

Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ, declares:

a) That he is the title holder of 100% (one hundred per dent) of the Rights

derived from the mining concessions titles regarding the lots indicated   following:

LOT ONE

Name: Mariana

Surface: 8062 Hectares

Title: 229483

Location: Álamos, Sonora

Duration: From the 27th April 2007 to 26th April 2067

Inscription data: Under act number 223, page 112, Volume 363 of the Book of

            Mining Concessions of the Public Registry of Mines in Mexico City, on the 27th

            April  2007.

LOT TWO

Name: El Mezquite

Surface: 275.2012 Hectares

Title: 227173

Location: Quiriego, Sonora

Duration: From the 17th May 2006 to 16th May 1056

Inscription data: Under act number 73, page 37, Volume 357 of the Book of

            Mining Concessions of the Public Registry of Mines in Mexico City on the 17th   May

            2006.

b) That the rights derived from the mining concession titles referred to in letter

a) of this present declaration, have not been limited or revoked, and have not   incurred in any causes for nullity, suspension or lack of sufficiency of rights and   that, furthermore, he is not in the knowledge of any opposition by any third   party regarding the signing of this contract.

c) That the rights derived from the mining concession titles referred to in letter

a) of this present declaration are free of liens, affectation or burdens or ownership limitation of any nature, and that excepting this present contract, he

has not celebrate and will not celebrate any, or executed and will not execute any   act that burdens, affects or limits in any manner whatsoever the rights derived   from the mentioned titles.

d) That he is not in the knowledge of the existence of any claim or current law

suit regarding the title holding of the rights regarding the mining  concessions   and  that there does not exist a different person other that the corporation   “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE   RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” (Limited   Responsibility Society with Varying Amount of Capital) interested in the   production or royalties that might appear regarding the mineral substances   contained in the lots covered by the mining concessions already mentioned.

II.

The Corporation “MINEROMETALÚRGICA, SAN MIGUEL, SOCIEDAD

DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE”   through its legal representative:

a) That the Corporation he represents is a Limited Responsibility Society with

Varying Amount of Capital, legally established as per Mexican laws and address   at Avenida Mirador number 7558-1 (seven thousand five hundred and fifty   eight), suite number 1, in the city of Chihuahua, Chihuahua, and enjoys its legal   representation as per Public Writ number 3872 (three thousand eight hundred   and seventy two) of Volume 184 (one hundred and eighty four), dated on the 2nd   June 2005 (two thousand and five) granted by testimony of Mr. Karla Alejandra   Prieto Carrillo, Attorney, at that time ascribed to Public Notary number 9 (nine)   of the Morelos Judicial District in Chihuahua. Chihuahua, and acting as Notary   per absence of its Title Holder, Mr. Francisco de Asís García Ramos, and   inscribed in the Public Registry of Property and Commerce of this said Morelos   District, State of Chihuahua, in electronic mercantile folio number 22328 10 M4   (two, two, three, two, eight, one, zero, letter “M”, four)

b) That he enjoys full legal capacity and the fullest representation faculties to

celebrate this present contract, and which have not been limited nor revoked in   any manner, the latter, under the terms of Public Writ number 32137 (thirty two   thousand one hundred and thirty seven), granted in this city of Chihuahua,   Chihuahua on the 3rd May of this year before testimony of Mr. Armando Herrera   Acosta, Attorney and Notary Public number twelve for this Morelos Judicial   District, State of Chihuahua and is inscribed in the Public Registry of Property   and Commerce of this Morelos District, in electronic mercantile folio 22328 10   M10 (two, two, three, two, eight, one, zero, letter “M”, one, zero).

III.

Both contracting parties declare:

a) Tat they acknowledge the personality with which their counterparts appear for   the celebration of this contract.

b) That during the celebration of this contract there has not existed error, deceit,

violence, ignorance, ill faith or hidden vitiations in their consent and,   consequently, they agree to subject themselves to the following:

CLAUSES

FIRST. Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ and the Corporation named “MINEROMETALÚRGICA SAN MIGUEL DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” (Limited Responsibility Society with Varying Amount of Capital) represented by Mr. Alain Bureau, Engineer, by means of this clause formalize an EXPLORATION CONTRACT WITH SALES-PURCHASE OPTION on the rights derived from the mining concession titles regarding the lots described in letter a) of Declaration I of this present Contract.

SECOND. This contract can generate the sales-purchase option of the rights derived from the mining concession titles regarding the lots described in letter a) of Declaration I of this present Contract accordingly to the following:

A) Granting of the Exploration and Purchase Option. Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ grants per this clause to the Corporation named “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) the sole right, exclusive and irrevocable to explore the surface and subsoil of the lots within the mining concessions referred to in this contract, agreeing to the schedule of payments further on explained: The option will begin to be in effect as of the date of the signature of this contract and will end once the 4 years accorded time lapse terminates as per Clause Three, once the Corporation “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) negotiates the purchase option or in its stead brings to date one of the hypothesis mentioned in the twenty second clause of this present contract.

B) Rights Derived from the Granting of the Option. As of the signature of this document, the Corporation named “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital), will be entitled to enter the lots. In order to carry out this latter, the Corporation commits itself to comply meticulously with the laws and rulings issued by the Federation in mining matters and environmental protection. Likewise, Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ agrees that the Corporation examines all kinds of documents in reference to the lots’ history and to exercise any other right for the improvement of the exploration works development

C) The Corporation “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) will enjoy the faculty to extract the necessary minerals for general sampling purposes in the amount it determines sufficient for metallurgical studies, lab analysis and technical studies, being free in its will as to the cost of said amount.

Likewise, Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ agrees with the Corporation not to receive any royalty for the product that be it the case is obtained from the extracted mineral on carrying out the metallurgical studies indicated in the foregoing paragraph.

D) Both parties agree that in the assumption that “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) exercises the purchase option, Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ will concede the irrevocable and exclusive right to purchase the rights derived from the mining concession titles derived from the lots.

THIRD. “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) through the offices of its legal representative commits itself to submit to the following schedule of payments:

1. $10,000.00 USD (Ten thousand American Dollars 00/100) at the signature of this present contract.

2. $10,000.00 USD (Ten thousand American Dollars 00/100) on the 26th May 2008.

3. $15,000.00 USD (Ten thousand American Dollars 00/100) on the 26th November 2008

4. $15,000.00 USD (Ten thousand American Dollars 00/100) on the 26th May 2009.

5. $20,000.00 USD (Twenty thousand American Dollars 00/100) on the 26th November 2009.

6. $25,000.00 USD (Twenty five thousand American Dollars 00/100) on the 26th May 2010.

7. $30,000.00 USD (Thirty thousand American Dollars 00/100) on the 26th November 2010.

8. $35,000.00 USD (Thirty five thousand American Dollars 00/100) on the 26th May 2011.

9. $40,000.00 USD (Forty thousand American Dollars 00/100) on the 26th November 2011.

All payments done in favor of Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ will be carried out at the address he designates in this contract.

FOURTH. The Corporation named “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) will exercise its purchase option on finishing paying the total of the amounts agreed in the schedule of payments and can be able to advance payments, should it be convenient to its interests without curtailing the amounts already indicated. In consequence, all payments complied with, both parties will be obliged to celebrate and formalize the purchase option.

In the event that “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) exercises its option, Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ must surrender the concession titles covering the lots, as well as other documents related with same. Likewise, the lots must free of any burden or limitation, and committing himself as of this moment to transfer 100% (one hundred per cent) the rights covering the concession titles referred to.

FIFTH. The Corporation “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital), may withdraw from exploring the lots at any moment it so decides if it considers that exercising the purchase option if not economically feasible, in which case Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ will not be obliged to return payments already received.

SIXTH. All taxes, expenditures and/or mining obligations regarding the lots will b covered and complied to by “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) as of the date of signature of this present instrument, and will also have to present proof of work and reports on the exploration tasks in all opportunity and that have to be sent to the Secretary of the Economy. Likewise, all payments done as tax payments regarding the lots will be considered as expenditures according to the applicable fiscal laws.

SEVENTH. This contract can be terminated by the following causes:

A) By non compliance. In the event of not complying to any of the payments established in the third clause of this contract by “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital). In this assumption, this Corporation gives up its right to exercise the purchase option on the lots.

Likewise, the non compliance to any of the clauses in this contract will be considered as a cancellation reason.

B) Per the will of “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital). When this Corporation decides not to continue with this present contract, Mr. CRESENCIO ENRIQUE

ARMENTA HERNÁNDEZ should be advised of such a fact in writing at his address with at least 30 natural days prior of the next payment due date, and his obligation of continuing payments will cease as of the date of notification.

EIGHTH. All taxes, as well as expenses and fees derived from this contract will be paid by “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital).

NINTH. All notifications, announcements, claims and petitions required in this contract and its attachments must be done in writing and addressed to the domiciles set in this present clause. In the same manner, both parties must give notice to each other of any notification received from mining authorities or by any other authority that affect the mining concessions. Notifications can be done in person or by means of registered or certified mail, or through ordinary private courier service with acknowledgment of receipt. The addresses for such purposes are stated following:

Of  Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ:

Avenida Independencia 2514

Fraccionamiento Independencia

Cuauhtémoc, Chihuahua, México

Of “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital):

Avenida Mirador 7558-1

Col. Campestre-Washington

Chihuahua, Chihuahua, México

TENTH. This contract will abide and will be subject to the Civil Legislation for the State of Chihuahua, Mexico, and both parties submit to the jurisdiction of the competent Courts of Law of the Morelos Judicial District in the City of Chihuahua, Chihuahua, Mexico, renouncing to any other jurisdiction that might correspond to them by reason of their present or future addresses and by whatever other reason.

ELEVENTH. Parties expressly agree that this contract contains all of the agreements and stipulations accepted by them and, consequently, this present instrument is the only contractual document celebrated between them and will prevail over any other contract or document celebrated by the parties.

No modification or exemption to this contract or waiver to any of its stipulations will be valid or obligatory unless it is done by means of an agreement signed by the celebrating parties.

Parties sign this contract in the City of Chihuahua, Chihuahua on the 26th day of the month of November 2007.

Signature

Mr. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ

Signature

“MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital)

Represented by Mr. Alain Bureau, Engineer

NOTARY RATIFICATION

In the City of Chihuahua, Chihuahua, on the 28th day of the month of November of the year 2007, before me, Mr. FERNANDO RODRÍGUEZ GARCÍA, Attorney, ascribed to Public Notary number nine of the Morelos Judicial District of the State of Chihuahua, and acting as Notary per license of its Title Holder Mr. FRANCISCO DE ASÍS GARCÍA RAMOS, Attorney, there appear-----------------------------------------------------

Messres. CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ and ALAIN BUREAU, Engineer, representing the Corporation “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital), personality that further ahead will be justified, and persons I know personally, and abla, to my judgment to contract and commit themselves, and stated-------------------------------

That for all legal effects they ratify in each and all of its portions the content of the preceding document, and acknowledging as their own the signatures and names at the bottom of same as having been written by their own hand, and to be same they use for all of their businesses--------------------------------------------------------------------------------

PERSONALITY

Mr. ALAIN BUREAU accredits his legality of the Corporation named “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital), as well as the personality with which he appears to this judicial act showing to me the following documents of which I do give faith as having them before me-----------------------------------------------------------

a) Public Writ number 3872 (three thousand eight hundred and seventy two) granted in this City of Chihuahua, Chihuahua on the 2nd June 2005 (two thousand and five) before testimony of Mrs. Karla Alejandra Prieto Carrillo, Attorney, at that time ascribed to this Notary Office per license of the undersigned and by which the Corporation “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital) was established, and whose First Testimony is inscribed in the Public Registry of Property and Commerce of this Morelos District, State of Chihuahua, and concerning the Corporation constitution in electronic mercantile folio 22328 10 M4 (two, two, three, two, eight, one, zero, letter “M”, four----------------------------------------------------------------------------------------------

Of the foregoing document its Clauses and Statues, as salient, are the ones by which the Society abides and are related verbatim as follows: SOLE CLAUSE. The Society named RESOURCES PERSHIMCO, INC., and Mr. ROGER BUREAU constitute a Limited Responsibility Society of Varying Amount of Capital and which will abide by the articles of the following statutes, and in anything not foreseen, by the applicable dispositions of the General Law of Mercantile Societies. -------------------------------------

STATUTES

FIRST ARTICLE. DENOMINATION: This Society, which by its nature is mercantile and established per the Laws of the Republic of Mexico, will be named MINEROMETALÚRGICA SAN MIGUEL, and this denomination will be followed by the words “SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE” (Limited Responsibility Society of Varying Amount of Capital), or by its abbreviation “S. de RL de CV”.--------------------------------------------------------------------

SECOND ARTICLE. OBJECT: The Society will have as its object, a) An exercise in its widest manner in mining activities, metallurgy and combined mining and metallurgical in all of the branches, aspects and extent, being able to undergo all those necessary or convenient activities directly related with such mining enterprises. b) Can dedicate itself to the acquisition, maintenance, utilization, alienation, per any legal title, of mining concessions in exploration and exploitation, for ore dressing plants and installations requiring of concessions, authorizations or permits, c) The purchase, sale, barter and traffic in general of all kinds of concentrated minerals, metals and necessary substances for the operation of mining and metallurgical plant as well as ore dressing, d) The obtainment of all kinds of permits, concessions, authorizations and governmental approvals necessary or convenient for the operation and compliance of the Society’s social object, e) The import and export of the materials, machinery and necessary equipment to carry out its social object, f) The obtainment of the registry of trade names and commercial names, and to acquire, alienate all kind of rights on industrial property and author’s rights, as well as to obtain or grant licenses and authorization for the use and exploitation of all kinds of author and industrial rights, g) To obtain and grant loans with or without securities, and issue, accept, guarantee, acquire, endorse and, in general, transmit all kind of titles of credit per Law, as well as to guarantee in any manner third party obligations, h) Acquire the property or lease it and own it and make use of it under any title and in the measure  it is permissible by the applicable laws all kinds personal goods and real estate that may become necessary to perform the company’s social object, i) Participate in and carry out any act or activity in which Mexican societies can legally participate with foreign capital, j) In general, celebrate within or out of the Mexican Republic, per its own account and name, or per the account and name of third parties, all kinds of acts, contracts, agreements be these of a civil nature or mercantile, principal or accessory or of any other nature in agreement to law.-------------

THIRD ARTICLE. ADDRESS: The address of the Society will be the City of Chihuahua, State of Chihuahua, United States of Mexico. However, the Society will be able to set up agencies, branch offices, correspondent bureaus or representations in any place of the Mexican Republic or abroad, regardless of the faculty of General Administrator or Board of Directors, be it the case, to designate conventional addresses in operations or concrete acts.----------------------------------------------------------------------

FOURTH ARTICLE. DURATION: The duration of the Society will be ninety nine (99) years, term that will begin to be in effect as of the date of the signature of this present instrument.-----------------------------------------------------------------------------------

FIFTH ARTICLE. NATIONALITY: Foreign partners of the Society, current or in the future, commit themselves before the Secretary of Foreign Affairs to consider themselves as Mexican citizen regarding the social portions their acquire in the Society, of the goods, rights, concessions, participations or interests of which the Society hold Title and of the rights and obligations derived from the contracts in which the Society is part of. Thus, they give up, surrender invoking the protection of hteir Governments under the penalty should they do so, of losing in favor of the Mexican nation the rights and goods they may have acquired. ---------------------------------------------------------------

SIXTH ARTICLE. CAPITAL: The Society’s Capital is of a Varying Amount. The fixed minimum capital, without a right of withdrawal , is constituted by the amount of $3,000.00 /Thee thousand Pesos 00/100 Mexican Currency), legal tender in the United States of Mexico, entirely subscribed and paid for. The Varying Amount of Capital will be limited. The social capital is represented per as many social portions as numbers of partners exist in the Society. -----------------------------------------------------------------------

SEVENTH ARTICLE. REGIME OF RESPONSIBILITY: The regime adopted by the Society concerns a Limited Responsibility and thus, each of the partners answers for the responsibilities of the Society only up to the amount of his contributions towards the social capital.-----------------------------------------------------------------------------------------

………. TWELFTH ARTICLE. ADMINISTRATION: The Society will be administered by one or several Administration Managers who may partners in the Society or person from out of the Society and will remain in office for one (1) year until their successor or successors take over. Partners will have at all times the right of revoking the nomination of the Manager or of the Administration Managers. In case they be two or more the Administration Managers designated, a Council of Managers will be convened and its resolutions regarding the social businesses will be taken per a majority of votes. In case of a tie, the President of the Board will enjoy the quality or deciding vote. The Managers will be exempted of responsibility regarding matters alien to their knowledge or in matters they voted against. The responsibility of the Managers regarding the Society for reimbursement of the social patrimony will also correspond individually to the partners except when the partners’ assembly relieves the Manager or the Administration Managers from any responsibility. Managers can be held responsible towards credit debtors of the Society, but such responsibility will not be exacted by the trustee of the Society until he issues his resolution in which he declares the Society bankrupt.

THIRTEENTH ARTICLE. FACULTIES OF THE ADMINISTRATION MANAGER OR THE COUNCIL OF MANAGERS: The Administration Manager or the Council of Managers, be it the case, will hold the Society’s representation and can make use of the Society’s name before any private person or Corporation and before any kind of federal, state of municipal authorities, administrative or judicial or before arbiters or arbitrations and before labor authorities under the terms of article eleven, six hundred and ninety two, seven hundred eighty six, and eight hundred and seventy six of the Federal Law of Labor, and will be invested with the widest faculties granted by law in order to deal with matters concerning the Society; will be able to celebrate contract in the Society’s name and make use of its assets, with absolute faculty and only being subject to the responsibility that, per law, corresponds to them. In particular matters, the Administration Manager or the Council of Managers will be invested with the corresponding faculties regarding a mandatory empowered with general mandate and, thus, are able to intervene in all kinds of operations bearing the Society’s representation, without limitation and with the extension established in article two thousand four hundred and fifty three of the Civil Code for the State of Chihuahua and its complementary article in the Civil Codes of all of the States of the Mexican Republic. In consequence, the Administration Manager or the Council of Managers will be invested with the faculties that, in an enunciatively manner but not limiting, are expressed following:

a) GENERAL FACULTIES FOR LITIGATION AND COLLECTION: Under the terms that for this kind of POWERS is established in first paragraph of article 2554 (two thousand five hundred and fifty four) of the Federal Civil Code and its complementary articles of the Civil Codes of the Federal Entities of the Mexican Republic where it is put in practice, and per the terms for this kind of MANDATES established in the first paragraph  of article 2453 (two thousand four hundred and fifty three) for the Civil Code of the State of Chihuahua, including those specific mentioned in articles 2,486 (two thousand four hundred and eighty six) of the Civil Code for the State of Chihuahua, 2,587 (two thousand five hundred and eighty seven) of the Federal civil Code and other agreeing articles of the Civil Codes of the Federal Entities of the Mexican Republic enjoying in an enunciatively manner but not limited, of the faculties to appear before any person and judicial authorities, administrative, agrarian and of labor, be these federal state or municipal  or of the Federal District enjoying the widest faculty to articulate and absolve positions, in court or out of court; to present complaints, quarrels and suits as well as to ratify them, constitute the Society as a contributing third party of the Government Attorney and grant pardon to the offended party; in general, to initiate, follow through and desist from all kinds of actions, law suits, resources, arbitrations and proceedings en general, of any kind, including those of relief proceedings, to impugn judges, members of the Conciliation and Arbitration Board and authorities in general, to celebrate judicial transactions in all kinds of law suits and extra judicial proceedings, to compromise in arbitration, extend and receive payments, be present during auctions, public auctions, be able to bid and improve others and, in general, to do anything necessary y conductive for the defense and representation of the interests of the Society, enjoying all kinds of faculties that may be exercised even in labor matters under the terms of article 692 (six hundred and ninety two) of the Federal Law of Labor; be endowed to represent the Society before any authority of a labor character, including during the hearings referred to in article 873 (eight hundred and seventy three) of the before mentioned legal ordinance in its three stages of conciliation, suit and exceptions and offering, admission of proofs, as well as during the hearings of completion of proofs and, in general, to represent the Society under the terms of article 11 (eleven) of the Federal Law of Labor before any labor authority including Boards of Conciliation and Arbitration during all of the process stages, to absolve positions in ordinary proceedings and even those special either in individual conflicts as well as collective of and economic nature and of shut downs.-----

b) GENERAL FACULTIES FOR ACTS OF ADMINISTRATION: Under the terms that for this kind of POWERS are established in the second paragraph of article 2554

(two thousand five hundred and fifty four) of the Federal Civil Code and its complementary Civil Codes of the Federal Entities of the Mexican Republic where in exercise, and under the terms that for this kind of MANDATES are established in the second paragraph of article 2,453 (two thousand four hundred and fifty three) of the Civil Code for the State of Chihuahua, and conferring upon them, likewise, in an enunciatively manner but not limiting, the faculty to represent the Society before any Government Agency and before Government dependant and decentralized organs and even before Majority or Minority State owned enterprises in order to initiate, follow through and finish administrative affairs and to celebrate all kinds of acts, contracts and agreements with such dependencies and organizations, including the agreements referred to in article 27 (twenty seven) of the Constitution and other applicable and legal dispositions.-------------------------------------------------------------------------------------------

c) GENERAL FACULTIES FOR ACTS OF DOMINION: Under the terms that for this kind of POWERS are established in the third paragraph of article 2554 (two thousand five hundred and fifty four) of the Federal Civil Code and its complementary Civil Codes of the Federal Entities of the Mexican Republic where in exercise, and under the terms that for this kind of MANDATES are established in the third paragraph of article 2,453 (two thousand four hundred and fifty three) of the Civil Code for the State of Chihuahua.----------------------------------------------------------------------------------

d) TO ACT IN THE STEAD OF EMPLOYER: Faculty to appear before any kind of local and federal authorities and for the purposes of articles 11 (eleven), 46 (forty six), 47 (forty seven) and 132 (one hundred and thirty two) in the first, second and third portion, 786 (seven hundred and eighty six), 787 (seven hundred and eighty seven), 873 (eight hundred and seventy three), 874 (eight hundred and seventy four), 876 (eight hundred and seventy six), 878 (eight hundred and seventy eight), 880 (eight hundred and eighty), 883 (eight hundred and eighty three) and 884 (eight hundred and eighty four) of the Federal Law of Labor, current as of the 1st  (first) of May 1970 (nineteen hundred and seventy). The proxy is empowered to act before Unions with which the grantor has established collective contracts and, likewise, he can make use of these faculties for all kinds of conflicts regarding individual labor problems. In general, he is endowed to intervene in all kinds of affairs concerning employer-workers situations and to exercise this present power before any Federal Labor Authority or Social Security mentioned in article 523 (five hundred and twenty three) of the Federal Law of Labor. Likewise, he is endowed to represent in the name of the Society before the Local and Federal Conciliation Boards and before the Conciliation and Arbitration Boards; in consequence, he is endowed to represent the Society for the purposes stated in article 11 (eleven), 46 (fort six) and 47 (forty seven) of the before mentioned law, as well as to legally represent the Society either in or out of Courts of Law under the terms of article 692 ( six hundred and ninety two), second and third paragraphs of the mentioned law. Even more, he is endowed to absolve and formulate positions in the name of the Society under the terms of articles 787 (seven hundred and eighty seven) and 788 (seven hundred and eighty eight) of the Federal Law of Labor, with the faculty of hearing interrogations, and to establish a legal address where he can receive all kinds of notifications under the terms of article 866 (eight hundred and sixty six), and to appear with sufficient and ample legal representation in any of the mentioned hearings in article 873 (eight hundred and seventy three) in any of the three conciliation phases and suit and exceptions, and furthermore, to offer and hear all kinds of proofs under the terms of articles 875 (eight hundred and seventy five), 876 (eight hundred and seventy six), first and sixth paragraphs, 877 (eight hundred and seventy seven), 878 (eight hundred and seventy eight), 879 (eight hundred and seventy nine) and 880 (eight hundred and eighty). Likewise, he is authorized to propose or negotiate conciliation agreements, to celebrate transactions, take all kinds of decisions, negotiate and celebrate labor contracts and to act in the name of the Society as Administrator en all of the law suits and labor proceedings and before any authority as well as to celebrate and end labor contracts.---------------------------------------------------------------------------------------

e) Issue, grant, subscribe, endorse countersign and in any other manner, negotiate titles of credit or commit the Society in money exchanges under the terms of the 9th article of the General Law of Titles and Credit Operations, as well as to enjoy the faculty to open and close banking accounts in the name of the Society and to designate those persons that will sign documents. ---------------------------------------------------------------------------

f) Carry out the Partners Assembly’s agreements as well as to interpret and promote their best application and compliance. ------------------------------------------------------------

g) Delegate his faculties with expressed reserve on same and to grant general and special powers with the faculties that are required for each particular case among which are inherent the General Administrator or the Council of Managers, as well as to revoke the corresponding powers that were granted-----------------------------------------------------

h) The General Administrator or the Council of Managers will be able to act jointly or separately as they deem convenient---------------------------------------------------------------

TENTH ARTICLE. GENERAL MANAGERS AND SPECIAL EXECUTIVES: The General Assembly of Partners be it the case, will be able to name one or several Special or General Managers for a better operation of the social businesses as well as the Executives considered necessary. The General Assembly of Partners will be able to name a Society President and one or several Secretaries as well as many Executives required or are necessary for the better operation of the social businesses. The General Assembly of Partners, the General Administrator or the Council of Managers who name General or Special Managers or Executives, will determine the faculties that each will enjoy.

TRANSITORY. FIRST: The minimum social capital is $3,000.00 /three thousand Pesos, Mexican Currency) has been legally subscribed and paid for in cash in the following manner: SECOND: The founding partners, unanimously, agree upon the following:

A) It is agreed to confer the Administration of the Society to a Council of Managers which will be integrated in the following manners: Roger Bureau, President of the Board; Jacques Fortin, Secretary of the Council. To Messers Roger Bureau and Jacques Fortin, respectively, are individually endowed for the performance of their faculties of President and Secretary, respectively of the Council of Managers of the Society the faculties foreseen in letters a), b), c), d), e), f) and g) of article THIRTEENTH of the Social Statutes whose content is herein reproduced for all legal purposes that may take place----------------------------------------------------------------------------------------------------

b) In Public Writ number 32,137 (thirty two thousand one hundred and thirty seven) granted in the city of Chihuahua, Chihuahua, on the 13th May of this current year, before testimony of Mr. Armando Herrera Acosta, Attorney and Notary Public number Twelve for the Morelos District, State of Chihuahua, the Extraordinary General Assembly Act was protocolized of the Corporation named “MINEROMETALÚRGICA SAN MIGUEL, SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE (Limited Responsibility Society with Varying Amount of Capital), dated 17th April 2007 (two thousand and seven) in which, among other things, it was agreed to confer upon Mr. Alain Bureau, Engineer, an ample general power with all of the faculties foreseen in letters a), b), c), d), e), f) and g of the THIRTEENTH article of the Social Statutes. The First Testimony is inscribed in the Public Registry of Property and Commerce of the Morelos District, State of Chihuahua under electronic mercantile folio 22328 10 M10 (two, two, three, two, eight, one, zero, letter “M” one, zero)----------------------------------

Mr. ALAIN BUREAU states under oath of saying the truth and in agreement with what is established in article 71 (seventy one) of the Law of Public Notary for the State of Chihuahua, that the personality which he appears to this act, has not been revoked, limited, modified or has been finished in any manner and that the Corporation he represents enjoys all legal capacity----------------------------------------------------------------

By virtue of the foregoing, I DO GIVE FAITH-------------------------------------------------

FIRST: That I know the appearing parties personally and who presented to my attention official papers by which they identified themselves duly and that in my concept they enjoy the required legal capacity to celebrate this act---------------------------

SECOND: That per the appearing persons general data, under oath of saying the truth, stated to be:

Mr.  CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ, a Mexican citizen and son of Mexican parents, native of San Miguel, Ahome, State of Sonora, where he was born on the 21st August 1977 (nineteen hundred and seventy seven), bachelor, Geologist, tax payer and current in his fiscal obligations payment, and for the moment non accredited, and his address at Calle 24 de Octubre number 3 of Colonia Barrio La Estación, city of Álamos, Sonora.

He identifies himself with Voting Card number 1110063530112 (one, one, one, zero, zero, six, three, five, three, zero, one, one, two) ------------------------------------------------

Mr. ALAIN BUREAU, Engineer, foreigner and son of foreign parents, native of Noranda, Québec, Canada, where he was born on the 5th  March 1969 (nineteen hundred and sixty nine), Engineer, tax payer and current in his fiscal obligations payments, non accredited for the moment, married, and his address to be at Calle Cerrada Vista Real number 6421 (six thousand four hundred and twenty one) of Colonia Bellavista Ampliación of this City-----------------------------------------------------------------------------

He accredits his legal stay in this country with Migratory Document FM3, letters “F”, “M” numeral “Three”, number 710008 (seven, one, zero, zero, zero, eight) as a non migrant visitor, documents that authorizes him to appear to this act on the 17th

(seventeenth) January of this current year, and issued by the National Migration Institute of the Secretary of the Interior, and document that in a certified copy I add to this act as an integral part of same-----------------------------------------------------------------

THIRD: That this present act will be registered under a corresponding number in the Book of Acts Out of Protocol of this Notary Office---------------------------------------------

FOURTH: That the appearing parties read themselves this present document having explained to them the value and legal reach of the act, and being in agreement with same, they sign it as proof thereof before me: I SO GIVE FAITH--------------------------

Signature

/s/ Cresencio Enrique Armenta Hernandez

MR CRESENCIO ENRIQUE ARMENTA HERNÁNDEZ

Signature

/s/ Alain Bureau

MR. ALAIN BUREAU, ENGINEER

In representation of the Corporation

“MINEROMETALÚRGICA SAN

MIGUEL, S. DE R. L. DE C. V.”

ASCRIBED TO PUBLIC NOTARY NUMBER NINE

Signature

/s/ Fernando Rodriguez Garcia

MR. FERNANDO RODRÍGUEZ GARCÍA

ATTORNEY

THIS PRESENT DOCUMENT WAS DULY

INSCRIBED IN BOOK NUMBER 22 OF

REGISTRY OF ACTS OUT OF PROTOCOL

CARRIED BY THIS NOTARY OFFICE

UNDER NUMBER 25,593 ON THE 28TH

NOVEMBER 2007. I SO GIVE FAITH:

ASCRIBED TO NOTARY PUBLIC NUMBER

9, MR. FERNANDO RODRÍGUEZ GARCÍA,

ATTORNEY.

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